EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Quarterly Report of SVT Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Amit Sarkar, President, Chief Operating Officer and Interim Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    November 19, 2002


                                       By: /s/ Amit Sarkar
                                          --------------------------------------
                                          Amit Sarkar
                                          President, Chief Operating Officer and
                                          Interim Chief Accounting Officer*

* Please see Prefatory Note at the beginning of this Quarterly Report on Form 10-Q immediately following the Table of Contents for an explanation of the title "Interim Chief Accounting Officer".

         This certification accompanies this Report on Form 10-Q pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.